UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 13, 2023

CARTESIAN THERAPEUTICS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-37798	26-1622110
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

704 Quince Orchard Road
Gaithersburg, Maryland 20878
(Address of principal executive offices, including Zip Code)

Registrant’s telephone number, including area code: (617) 923-1400

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock (Par Value $0.0001)	RNAC	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

On November 13, 2023, Cartesian Therapeutics, Inc. (formerly known as Selecta Biosciences, Inc.) (the “Company”) filed a Current Report on Form 8-K (the “Original Form 8-K”) reporting that pursuant to an Agreement and Plan of Merger (the “Merger Agreement”) dated November 13, 2023, by and among the Company, Sakura Merger Sub I, Inc., a Delaware corporation and wholly owned subsidiary of the Company (“Merger Sub I”), Sakura Merger Sub II, LLC, a Delaware limited liability company and wholly owned subsidiary of the Company (“Merger Sub II”), and Cartesian Bio, LLC, (formerly known as Cartesian Therapeutics, Inc.) (“Old Cartesian”), Merger Sub I merged with and into Old Cartesian (the “First Merger”), with Old Cartesian surviving such First Merger as a wholly owned subsidiary of the Company, and, as part of the same overall transaction, promptly after the First Merger, the surviving entity of the First Merger merged with and into Merger Sub II (the “Second Merger” and together with the First Merger, the “Mergers”), with Merger Sub II surviving the Second Merger.

This Current Report on Form 8-K/A, amends Item 9.01 of the Original Form 8-K to include the financial statements and unaudited pro forma financial information required by Items 9.01(a) and (b) of Form 8-K, respectively, which were not included in the Original Form 8-K pursuant to Items 9.01(a)(3) and (b)(2) of Form 8-K.

Item 9.01.	Financial Statements and Exhibits.

(a)	Financial statements of businesses acquired.

The audited financial statements and accompanying notes of Old Cartesian as of and for the years ended December 31, 2022 and 2021 are filed as Exhibit 99.1 to this Current Report on Form 8-K/A and incorporated herein by reference.

The unaudited financial statements and accompanying notes of Old Cartesian as of and for the nine months ended September 30, 2023 and 2022 are filed as Exhibit 99.2 to this Current Report on Form 8-K/A and incorporated herein by reference.

(b)	Pro forma financial information.

The unaudited pro forma condensed combined balance sheet as of September 30, 2023, the unaudited pro forma condensed combined statement of operations for the nine months ended September 30, 2023, the unaudited pro forma combined statement of operations for the year ended December 31, 2022, and the related notes of Cartesian Therapeutics, Inc. with respect to the transaction described above, are filed as Exhibit 99.3 to this Current Report on Form 8-K/A and incorporated herein by reference.

(d)	Exhibits.

Exhibit Number	Description

23.1	Consent of BDO USA, P.C.

99.1	Audited financial statements of Old Cartesian, as of December 31, 2022 and 2021 and for the years then ended.

99.2	Unaudited financial statements of Old Cartesian, as of and for the nine months ended September 30, 2023 and 2022.

99.3	Unaudited pro forma condensed combined financial information of Cartesian Therapeutics, Inc. with respect to the acquisition of Old Cartesian.

104	Cover Page Interactive Data File (formatted as inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 23, 2024	CARTESIAN THERAPEUTICS, INC.

	By:	/s/ Carsten Brunn, Ph.D.
	Name:	Carsten Brunn, Ph.D.
	Title:	President and Chief Executive Officer